SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

Charter Communications, Inc.

CCO Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware

Delaware

(State or other jurisdiction of

incorporation or organization)

001-33664 333-112593	84-1496755 86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously announced, pursuant to that certain Agreement and Plan of Mergers, dated as of May 23, 2015 (the “Merger Agreement”), by and among Time Warner Cable Inc. (“TWC”), Charter Communications, Inc. (“Legacy Charter”), CCH I, LLC (“New Charter”), then a wholly owned subsidiary of Charter, Nina Corporation I, Inc. (“Merger Subsidiary One”), Nina Company II, LLC (“Merger Subsidiary Two”), a wholly owned subsidiary of New Charter, and Nina Company III, LLC (“Merger Subsidiary Three”), a wholly owned subsidiary of New Charter, on May 18, 2016, the parties completed a series of transactions pursuant to which, among other things, (i) Merger Subsidiary One merged with and into TWC, with TWC continuing as the surviving corporation, (ii) immediately thereafter, TWC merged with and into Merger Subsidiary Two, with Merger Subsidiary Two continuing as the surviving entity, and (iii) immediately thereafter, Legacy Charter merged with and into Merger Subsidiary Three, with Merger Subsidiary Three continuing as the surviving entity and a wholly owned subsidiary of New Charter (collectively, the “Mergers”), which resulted in Legacy Charter and TWC becoming wholly owned subsidiaries of New Charter.

Following the consummation of the Mergers, New Charter became the new public company parent that holds the operations of the combined companies. New Charter is now named “Charter Communications, Inc.” and trades under the same ticker symbol “CHTR” on NASDAQ.

Also as previously announced, on May 18, 2016, New Charter and Advance/Newhouse Partnership (“A/N”), the former parent of Bright House Networks, LLC (“Bright House”), completed their previously announced transaction in which New Charter acquired Bright House (the “Bright House Transaction”).

Escrow Release of Note Proceeds and Term H/I Loans

In connection with the consummation of the Mergers and the Bright House Transaction, on May 18, 2016, the proceeds of (i) the previously announced offering of $2.0 billion aggregate principal amount of 3.579% Senior Secured Notes due 2020, $3.0 billion aggregate principal amount of 4.464% Senior Secured Notes due 2022, $4.5 billion aggregate principal amount of 4.908% Senior Secured Notes due 2025, $2.0 billion aggregate principal amount of 6.384% Senior Secured Notes due 2035, $3.5 billion aggregate principal amount of 6.484% Senior Secured Notes due 2045 and $500 million aggregate principal amount of 6.834% Senior Notes due 2055 (collectively, the “CCO Notes”), issued pursuant to that certain indenture, dated as of July 23, 2015, by and among CCO Safari II, LLC (the “CCO Escrow Issuer”), Charter Communications Operating, LLC (“CCO”), Charter Communications Operating Capital Corp. (together with CCO, the “CCO Issuers”), and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), as supplemented by the first supplemental indenture, dated as of July 23, 2015 (as so supplemented, the “CCO Indenture”), by and among the CCO Escrow Issuer, CCH II, LLC, as limited guarantor, the Trustee and the Collateral Agent, and (ii) the previously announced offering of $2.5 billion aggregate principal amount of 5.750% Senior Notes due 2026 (the “CCOH Notes” and, together with the CCO Notes, the “Notes”), issued pursuant to that certain indenture, dated as of November 20, 2015, by and among CCOH Safari, LLC (the “CCOH Escrow Issuer”), CCO Holdings, LLC (“CCOH”), CCO Holdings Capital Corp. (together with CCOH, the “CCOH Issuers”) and the Trustee, as supplemented by the first supplemental indenture, dated as of November 20, 2015 (as so supplemented, the “CCOH Indenture”), by and between the CCOH Escrow Issuer and the Trustee, were released from escrow (the “Escrow Release”) on May 18, 2016 (the “Escrow Release Date”).

In addition, on the Escrow Release Date, the proceeds of the previously announced Term H Loan in the aggregate principal amount of $1.0 billion (the “Term H Loan”) and the Term I Loan in an aggregate principal amount of $2.8 billion (the “Term I Loan” and collectively with the Term H Loan, the “Term H/I Loans”), in each case, initially established under CCO’s existing Amended and Restated Credit Agreement, dated as of April 11, 2012, as further amended, restated, supplemented or otherwise modified from time to time prior to the Escrow Release Date (the “Existing Credit Agreement”) and subsequently assigned to CCO Safari III, LLC (“CCO Safari III”) as obligations of CCO Safari III governed by that certain Escrow Credit Agreement, dated as of August 24, 2015, between CCO Safari III, as borrower, Bank of America, N.A., as administrative agent, and the lenders party thereto (the “Escrow Credit Agreement”), were released from escrow.

In connection therewith, the CCO Escrow Issuer, CCO Safari III, the CCO Issuers, the CCOH Escrow Issuer and the CCOH Issuers entered into the following agreements:

Supplemental Indentures

On the Escrow Release Date, the CCO Escrow Issuer merged with and into CCO. In connection therewith, the CCO Issuers and the CCO Escrow Issuer entered into the second supplemental indenture to the CCO Indenture, dated as of the Escrow Release Date (the “CCO Second Supplemental Indenture”), with the Trustee and the Collateral Agent, providing for the assumption by the CCO Issuers of the CCO Escrow Issuer’s obligations under the CCO Indenture and the CCO Notes. Pursuant to the CCO Indenture, on the Escrow Release Date, CCOH and certain subsidiaries of CCO that are guarantors of CCO’s Amended and Restated Credit Agreement described below (the “Subsidiary Guarantors”) entered into the third supplemental indenture to the CCO Indenture (the “CCO Third Supplemental Indenture”) with the Trustee and the Collateral Agent, providing for the guarantee of the CCO Notes by CCOH and the Subsidiary Guarantors.

Also on the Escrow Release Date, the CCOH Escrow Issuer merged with and into CCOH. In connection therewith, the CCOH Issuers and the CCOH Escrow Issuer entered into the second supplemental indenture to the CCOH Indenture (the “CCOH Second Supplemental Indenture”) with the Trustee, providing for the assumption by the CCOH Issuers of the CCOH Escrow Issuer’s obligations under the CCOH Indenture and the CCOH Notes.

In connection with the Mergers, TWC transferred all of its assets to TWC NewCo LLC (“NewCo”). Pursuant to that certain indenture, dated as of April 30, 1992 (as amended, supplemented or otherwise modified prior to the Escrow Release Date, the “TWCE Indenture”), by and among Time Warner Inc., Time Warner Entertainment Company, L.P., and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “TWC Trustee”), NewCo entered into the thirteenth supplemental indenture to the TWCE Indenture, dated as of the Escrow Release Date (the “TWCE Thirteenth Supplemental Indenture”), by and among Time Warner Cable Enterprises LLC, the guarantors party thereto, and the TWC Trustee, providing for the assumption by NewCo of TWC’s obligations as guarantor relating to the securities issued under the TWCE Indenture (the “TWCE Securities”) and the release and discharge of all of TWC’s obligations under the TWCE Indenture. The Thirteenth Supplemental Indenture also provides for the guarantee of the TWCE Securities by CCOH, the CCO Issuers and the Subsidiary Guarantors. In addition, pursuant to that certain indenture, dated as of April 9, 2007 (as amended, supplemented or otherwise modified prior to the Escrow Release Date, the “TWC Indenture”), by and among TWC, the guarantors party thereto and the TWC Trustee, NewCo entered into the third supplemental indenture to the TWC Indenture, dated as of the Escrow Release Date (the “TWC Third Supplemental Indenture”), by and among TWC, NewCo and the TWC Trustee, providing for the assumption by NewCo of TWC’s obligations under the TWC Indenture and the securities issued thereunder (the “TWC Securities”), including the due and punctual payment of the principal (and premium, if any) and interest on the TWC Securities and the release and discharge of all of TWC’s obligations under the TWC Indenture and the TWC Securities. NewCo also entered into the fourth supplemental indenture to the TWC Indenture (the “TWC Fourth Supplemental Indenture”), dated as of the Escrow Release Date, by and among NewCo, the guarantors party thereto and the TWC Trustee, providing for guarantee of the TWC Securities under the TWC Indenture by CCOH, the CCO Issuers and the Subsidiary Guarantors.

Each of the supplemental indentures with respect to the provision of guarantees includes provisions by which the guarantees are released, including, without limitation, releases effective upon the release of all collateral and/or guarantees under other indebtedness.

Registration Rights Agreement Joinders

In connection with the Escrow Release, the CCO Issuers, CCOH and the Subsidiary Guarantors joined that certain Exchange and Registration Rights Agreement with respect to the CCO Notes, dated July 23, 2015 (the “CCO Registration Rights Agreement”), by and among the CCO Escrow Issuer and Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several Purchasers (as defined in the CCO Registration Rights Agreement) pursuant to a joinder agreement, dated the Escrow Release Date (the “CCO Registration Rights Joinder”), by and among the CCO Escrow Issuer, CCH II, LLC, the CCO Issuers, CCOH and the Subsidiary Guarantors. Under the CCO Registration Rights Agreement, as joined pursuant to the CCO Registration Rights Joinder, the CCO Issuers, CCOH and the Subsidiary Guarantors have agreed, with respect to each series of the CCO Notes, to file a registration statement with respect to an offer to exchange such series of the CCO Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended (the “Securities Act”), to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 365 days after the Escrow Release Date. The CCO Issuers, CCOH and the Subsidiary Guarantors may be required to provide a shelf registration statement to cover resales of one or more series of the CCO Notes under certain circumstances. If the foregoing obligations are not satisfied with respect to any series of the CCO Notes, the CCO Issuers, CCOH and the Subsidiary Guarantors may be required to pay holders of the CCO Notes of such series additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default.

Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

Also in connection with the Escrow Release, the CCOH Issuers joined that certain Exchange and Registration Rights Agreement with respect to the CCOH Notes, dated November 20, 2015 (the “CCOH Registration Rights Agreement”), by and among the CCOH Escrow Issuer and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Deutsche Bank Securities Inc., as representatives of the several Purchasers (as defined in the CCOH Registration Rights Agreement) pursuant to a joinder agreement, dated the Escrow Release Date (the “CCOH Registration Rights Joinder”). Under the CCOH Registration Rights Agreement, as joined pursuant to the CCOH Registration Rights Joinder, the CCOH Issuers have agreed to file a registration statement with respect to an offer to exchange the CCOH Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 365 days after the Escrow Release Date. The CCOH Issuers may be required to provide a shelf registration statement to cover resales of the CCOH Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCOH Issuers may be required to pay holders of the CCOH Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

Escrow Assumption Agreement, Incremental Activation Notice and Restatement Agreement

On the Escrow Release Date, CCO Safari III merged with and into CCO. In connection therewith, CCO and CCO Safari III entered into the Escrow Assumption Agreement (the “Escrow Assumption Agreement”) with Bank of America, N.A., as administrative agent under the Existing Credit Agreement, providing for the assumption by CCO of CCO Safari III’s obligations with respect to the Term H/I Loans under the Escrow Credit Agreement.

In connection with the consummation of the Mergers and the Bright House Transaction, CCO also executed an Incremental Activation Notice (the “Notice”) under the Existing Credit Agreement. The Notice (i) replaced the existing Term A-1 Loan Commitments and established a new tranche of Term A Loan Commitments in an aggregate principal amount of $2,637,500,000 and was fully drawn on May 18, 2016 (the “Term A Loans”) and (ii) replaced the existing Revolving Commitments with New Revolving Commitments in an aggregate principal amount of $3,000,000,000 (the “New Revolving Commitments” and the loans thereunder the “New Revolving Loans”). The Term A Loans were used to prepay and terminate CCO’s existing Term A-1 Loans and to pay amounts, fees and expenses in connection with the Mergers and the Bright House Transaction. Amounts drawn under the New Revolving Commitments to date were used to pay transaction related amounts, fees and expenses or are expected to be used for general corporate purposes.

The maturity date of all Term A Loans is May 18, 2021. Term A Loans will, at the option of CCO, bear interest at the Eurodollar Rate plus 2.00% or ABR plus 1.00%, as applicable. The termination date of the New Revolving Commitments established under the Notice is May 18, 2021 and all loans outstanding under the New Revolving Commitments, if any, will be due and payable at such time. New Revolving Loans will, (i) at the option of CCO, bear interest at the Eurodollar Rate plus 2.00% or ABR plus 1.00%, as applicable or, (ii) if New Charter has a corporate family rating that is an “investment grade rating” from at least two rating agencies, at the option of CCO, bear interest at the Eurodollar Rate plus 1.25% or ABR plus 0.25%, as applicable. A copy of the Notice is filed herewith as Exhibit 10.4. The foregoing description of the Notice does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice, which is filed as Exhibit 10.4 hereto and is incorporated by reference.

Immediately following the execution of the Escrow Assumption Agreement and the Notice, CCO entered into a Restatement Agreement (the “Restatement Agreement”), dated as of May 18, 2016, by and among CCO, CCOH, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the lenders party thereto, to (i) amend and restate the Existing Credit Agreement (such credit agreement, as amended by the Restatement Agreement, the “Amended and Restated Credit Agreement”) and (ii) to amend and restate the existing Guarantee and Collateral Agreement, by and among CCO, CCOH, the subsidiary guarantors from time to time party thereto and the Administrative Agent (as amended, the “Amended and Restated Guarantee and Collateral Agreement”). The changes to the Existing Credit Agreement include, among other things, changes and increases to certain exceptions under the negative covenants and the thresholds for certain events of default, certain modifications to provide that certain previously existing hedge agreements entered into by TWC will be equally and ratably secured with the collateral under the Amended and Restated Credit Agreement and certain other modifications. Additional provisions have also been amended to accommodate the transactions contemplated by the Notice. The changes to the existing Guarantee and Collateral Agreement include, among other things, amendments to permit the grant of a security interest in the collateral to secure the obligations in respect of the TWCE Securities and the TWC Securities (collectively, the “Equally and Ratably Secured Notes Obligations”) on a pari passu basis with the obligations under the Amended and Restated Credit Agreement, and excluding from the collateral certain intellectual property that is jointly owned by TWC or any of its subsidiaries, on one hand, and a third party, on the other hand. For a full description of the terms and conditions of the Amended and Restated Credit Agreement and the Amended and Restated Guarantee and Collateral Agreement see Exhibit “A” and Exhibit “B” to the Restatement Agreement attached as Exhibit 10.5 hereto and incorporated by reference.

Notes Collateral Agreement

On the Escrow Release Date, the CCO Issuers and the Subsidiary Guarantors entered into a collateral agreement (the “Collateral Agreement”) in favor of the Collateral Agent, providing for the creation of a security interest in favor of the Collateral Agent, the holders of the CCO Notes and the Trustee in the collateral securing the CCO Notes and including provisions by which collateral is released, including, without limitation, releases effective upon the release of collateral under other indebtedness. The obligations under the CCO Notes are secured by (i) a first priority lien on substantially all of the assets of CCO and the Subsidiary Guarantors, to the extent such lien can be perfected under the Uniform Commercial Code by the filing of a financing statement and (ii) a pledge by the CCO Issuers of the equity interests owned by it in any of the CCO Issuers’ subsidiaries, subject to certain limited exceptions, as well as certain intercompany obligations. The obligations under the CCO Notes are secured on a pari passu basis with the obligations under the Amended and Restated Credit Agreement and the Equally and Ratably Secured Notes Obligations.

Intercreditor Agreement

On the Escrow Release Date, CCO and the other grantors party thereto entered into a First Lien Intercreditor Agreement, dated as of the Escrow Release Date (the “First Lien Intercreditor Agreement”), by and among CCO, the other grantors party thereto, Bank of America, N.A., as Credit Agreement Collateral Agent, the Collateral Agent, and each additional agent from time to time party thereto.

The First Lien Intercreditor Agreement governs the relative rights of the secured parties in respect of security interests in the collateral securing the CCO Notes, the obligations under the Amended and Restated Credit Agreement, the Equally and Ratably Secured Notes Obligations and future indebtedness which may be secured by such assets on a pari passu basis and certain other matters relating to the administration of security interests.

Copies of the CCO Second Supplemental Indenture, the CCO Third Supplemental Indenture, the CCOH Second Supplemental Indenture, the TWCE Thirteenth Supplemental Indenture, the TWC Third Supplemental Indenture, the TWC Fourth Supplemental Indenture, the CCO Registration Rights Joinder, the CCOH Registration Rights Joinder, the Escrow Assumption Agreement, the Notice, the Restatement Agreement, the Collateral Agreement and the Intercreditor Agreement are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are each incorporated herein by reference. The foregoing descriptions of the CCO Second Supplemental Indenture, the CCO Third Supplemental Indenture, the CCOH Second Supplemental Indenture, the TWCE Thirteenth Supplemental Indenture, the TWC Third Supplemental Indenture, the TWC Fourth Supplemental Indenture, the CCO Registration Rights Joinder, the CCOH Registration Rights Joinder, the Escrow Assumption Agreement, the Notice, the Restatement Agreement, the Collateral Agreement and the Intercreditor Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 18, 2016, a subsidiary of CCO Holdings, LLC acquired the assets of Time Warner Cable Inc. and Bright House Networks, LLC. These transactions were entered into by CCO Holdings, LLC and its wholly owned subsidiaries and companies which owned 100% of its capital stock directly or indirectly. Item 1.01 and Item 2.01 of the Current Report of Charter Communications, Inc. dated May 18, 2016 and filed with the Securities and Exchange Commission on May 19, 2016 are incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under “Supplemental Indentures” and “Escrow Assumption Agreement, Incremental Activation Notice and Restatement Agreement” in Item 1.01 above is incorporated herein by reference.

ITEM 3.03. MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS.

The information in Item 1.01 above is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Safari II, LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.2	Third Supplemental Indenture, dated as of May 18, 2016, by and among CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.3	Second Supplemental Indenture, dated as of May 18, 2016, by and among CCO Holdings, LLC, CCO Holdings Capital Corp., CCOH Safari, LLC and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Thirteenth Supplemental Indenture, dated as of May 18, 2016, by and among Time Warner Cable Enterprises LLC, the guarantors party thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.5	Third Supplemental Indenture, dated as of May 18, 2016, by and among Time Warner Cable Inc., TWC NewCo LLC and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.6	Fourth Supplemental Indenture, dated as of May 18, 2016, by and among TWC NewCo LLC, the guarantors party thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

10.1	Joinder Agreement to Registration Rights Agreement, dated as of May 18, 2016, by and among CCO Safari II, LLC, CCH II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC and the other guarantors party thereto.

10.2	Joinder Agreement to Registration Rights Agreement, dated as of May 18, 2016, by CCO Holdings, LLC and CCO Holdings Capital Corp.

10.3	Escrow Assumption Agreement, dated as of May 18, 2016, by and among CCO Safari III, LLC, Charter Communications Operating, LLC, Bank of America, N.A., as escrow administrative agent and Bank of America, N.A., as administrative agent.

10.4	Incremental Activation Notice, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent and the lenders party thereto.

10.5	Restatement Agreement dated as of May 18, 2016, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent and the lenders party thereto.

10.6	Collateral Agreement, dated as of May 18, 2016, by Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and the other grantors party thereto in favor of The Bank of New York Mellon Trust Company, N.A., as collateral agent.

10.7	First Lien Intercreditor Agreement, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, the other grantors party thereto, Bank of America, N.A., as credit agreement collateral agent for the credit agreement secured parties, The Bank of New York Mellon Trust Company, N.A., as notes collateral agent for the indenture secured parties, and each additional agent from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc. and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President – Finance, Controller and Chief Accounting Officer

CCO HOLDINGS, LLC,
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President – Finance, Controller and Chief Accounting Officer

Date: May 24, 2016

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Safari II, LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.2	Third Supplemental Indenture, dated as of May 18, 2016, by and among CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.3	Second Supplemental Indenture, dated as of May 18, 2016, by and among CCO Holdings, LLC, CCO Holdings Capital Corp., CCOH Safari, LLC and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Thirteenth Supplemental Indenture, dated as of May 18, 2016, by and among Time Warner Cable Enterprises LLC, the guarantors party thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.5	Third Supplemental Indenture, dated as of May 18, 2016, by and among Time Warner Cable Inc., TWC NewCo LLC and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.6	Fourth Supplemental Indenture, dated as of May 18, 2016, by and among TWC NewCo LLC, the guarantors party thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

10.1	Joinder Agreement to Registration Rights Agreement, dated as of May 18, 2016, by and among CCO Safari II, LLC, CCH II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC and the other guarantors party thereto.

10.2	Joinder Agreement to Registration Rights Agreement, dated as of May 18, 2016, by CCO Holdings, LLC and CCO Holdings Capital Corp.

10.3	Escrow Assumption Agreement, dated as of May 18, 2016, by and among CCO Safari III, LLC, Charter Communications Operating, LLC, Bank of America, N.A., as escrow administrative agent and Bank of America, N.A., as administrative agent.

10.4	Incremental Activation Notice, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent and the lenders party thereto.

10.5	Restatement Agreement dated as of May 18, 2016, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent and the lenders party thereto.

10.6	Collateral Agreement, dated as of May 18, 2016, by Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and the other grantors party thereto in favor of The Bank of New York Mellon Trust Company, N.A., as collateral agent.

10.7	First Lien Intercreditor Agreement, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, the other grantors party thereto, Bank of America, N.A., as credit agreement collateral agent for the credit agreement secured parties, The Bank of New York Mellon Trust Company, N.A., as notes collateral agent for the indenture secured parties, and each additional agent from time to time party thereto.